Net Loss Per Unit of CRLP (Colonial Realty Limited Partnership)	12 Months Ended
Dec. 31, 2012
Colonial Realty Limited Partnership
Earnings Per Share [Text Block]
Net Loss Per Unit of CRLP
For the years ended 2012, 2011 and 2010, a reconciliation of the numerator and denominator used in the basic and diluted loss from continuing operations per common unit of CRLP is as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010
Numerator:
Loss from continuing operations	$(32,120)	$(30,411)	$(46,395)
Adjusted by:
Income allocated to participating securities	(529)	(402)	(373)
Noncontrolling interest of limited partners - continuing operations	(43)	(53)	103
Distributions to limited partner preferred unitholders	—	(3,586)	(7,161)
Distributions to general partner preferred unitholders	—	—	(5,649)
Preferred unit repurchase gains	—	2,500	3,000
Preferred unit issuance costs	—	(1,319)	(4,868)
Loss from continuing operations available to common unitholders	$(32,692)	$(33,271)	$(61,343)
Denominator:
Denominator for basic net loss per unit — weighted average common units	94,410	91,389	79,536
Effect of dilutive securities	—	—	—
Denominator for diluted net loss per unit — adjusted weighted average common units	94,410	91,389	79,536

For the years ended December 31, 2012, 2011 and 2010, CRLP reported a net loss from continuing operations (after preferred dividends), and as such, dilutive unit equivalents have been excluded from per unit computations because including such units would be anti-dilutive. For the years ended December 31, 2012, 2011 and 2010, 285,064, 225,163 and 55,802 dilutive unit equivalents, respectively, were excluded from the computation of diluted net loss per unit. For the years ended December 31, 2012, 2011 and 2010, 696,749, 994,118 and 1,001,237 outstanding unit options, respectively, were excluded from the computation of diluted net loss per unit because the grant date prices were greater than the average market price of the common shares/units and, therefore, the effect would be anti-dilutive.